UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2012

ENTREMED, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-20713 (Commission File Number)	58-1959440 (IRS Employer Identification No.)

9640 Medical Center Drive

Rockville, Maryland

(Address of principal executive offices)

20850

(Zip Code)

(240) 864-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on September 14, 2012, EntreMed, Inc. (the "Company") filed with the Secretary of State of the State of Delaware a Certificate of Elimination, which eliminated all references to the Company’s Series A Convertible Preferred Stock from the Company’s Amended and Restated Certificate of Incorporation, as amended. As previously reported, there are no shares of the Series A Convertible Preferred Stock outstanding and no shares of the Series A Convertible Preferred Stock will be issued pursuant to the Certificate of Designation for the Series A Convertible Preferred Stock, and that all matters set forth in such Certificate of Designation are eliminated from the Company’s Amended and Restated Certificate of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTREMED, INC.

/s/ Cynthia W. Hu
Name: Cynthia W. Hu
Title: COO, General Counsel & Secretary

Date: September 20, 2012

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1          Certificate of Elimination of Series A Convertible Preferred Stock